UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 24, 2006

                              DHB INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                  001-13112                  11-3129361
________________________  ________________________  ____________________________
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                              Number)

 2102 SW 2ND STREET, POMPANO BEACH, FLORIDA                         33069
 __________________________________________                       __________
   (Address of principal executive office)                        (Zip Code)


                                 (954) 630-0900
            ________________________________________________________
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
            ________________________________________________________
                 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective August 24, 2006, DHB Industries, Inc. (the "Company") and its subsidiaries entered into a Forbearance Agreement with LaSalle Business Credit, LLC (the "Lender"). Pursuant to the Forbearance Agreement, the Lender has agreed to forbear, through and including October 1, 2006, from exercising certain of its default-related rights and remedies under the Loan and Security Agreement, dated as of September 24, 2001, as amended (the "Loan Agreement"), arising out of the occurrence of certain events of default thereunder (the "Events of Default").

Pursuant to the terms of the Forbearance Agreement, the Lender has agreed, among other things, (1) to continue to make revolving loans to the Company's subsidiaries in accordance with the terms of the Loan Agreement; (2) to defer payment of a $3 million amortization payment, due on a term loan on July 1, 2006, until October 1, 2006; and (3) to permanently waive certain Events of Default resulting from the departure of David H. Brooks from the Company. In consideration of the Lender's entering into the Forbearance Agreement, the Company paid the Lender a $50,000 fee.

As previously disclosed on the Company's Current Report on Form 8-K filed on April 18, 2006, the Company and its subsidiaries previously received a Notice of Events of Default and Reservation of Rights (the "Notice") from the Lender, asserting that certain Events of Default exist under the Loan Agreement as a result of (1) the matters disclosed in (a) the Company's Current Report on Form 8-K filed on April 3, 2006, relating to non-reliance on 2005 interim financial statements and a delay in the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and (b) the Company's Current Report on Form 8-K filed on April 7, 2006, relating to the receipt by the Company of notice from the American Stock Exchange of failure to satisfy certain continued listing standards, as well as (2) the failure of the Company to deliver copies of the disclosure contained in such Current Reports and related notices to the Lender. The Forbearance Agreement addresses these particular Events of Default as well as others identified and listed in the Forbearance Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                DHB INDUSTRIES, INC.



                                By: /s/ LARRY R. ELLIS
                                   ______________________________
                                        Larry Ellis, CEO

Dated:  August 28, 2006